SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.          )
x    Filed  by  the  Registrant
     Filed  by  a  Party  other  than  the  Registrant
     Check  the  appropriate  box:
     Preliminary  Proxy  Statement
x    Definitive  Proxy  Statement
     Definitive  Additional  Materials
     Soliciting  Material  Pursuant  to
          Rule  14a-11(c)  or  Rule  14a-12

     Confidential,  for  use  of  the  Commission
     Only  (as  permitted  by  Rule  14a-6(e)(2))

                                TELESOFT CORP.
                                --------------
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
          No  fee  required.
          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)       Title of each class of securities to which transaction applies:


     (2)          Aggregate number of securities to which transaction applies:


     (3)      Per unit price or other underlying value of transaction computed
pursuant  to  Exchange  Act Rule 0-11:*foot1     Set forth the amount on which
the  filing  fee  is  calculated  and  state  how  it  was  determined.


     (4)          Proposed  maximum  aggregate  value  of  transaction:


     (5)          Total  fee  paid:


          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)          Amount  previously  paid:


     (2)          Form,  Schedule  or  Registration  Statement  No.:


     (3)          Filing  Party:


     (4)          Date  Filed:

                                TELESOFT CORP.

                     3443 NORTH CENTRAL AVENUE, SUITE 1800
                            PHOENIX, ARIZONA 85012
                             _____________________

                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                             _____________________

                                 JULY 20, 1998
                             _____________________

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Telesoft Corp., an Arizona corporation ("Company"), will be held at the Company's executive offices at 3443 North Central Avenue, Suite 1800, Phoenix, Arizona 85012, on Monday, July 20, 1998, at 9:00 a.m., Mountain Standard Time, for the following purposes, all as more fully described in the attached Proxy Statement:

          1. To elect six directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2.          To  approve  the  Company's  1997  Performance  Equity  Plan;

          3. To authorize an amendment to the Company's Certificate of Incorporation to authorize 2,500,000 shares of preferred stock; and

          4. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

          The Board of Directors has fixed the close of business on May 29, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The list of shareholders entitled to vote at the Annual Meeting is available at the Company's executive offices, 3443 North Central Avenue, Suite 1800, Phoenix, Arizona 85012, for examination by any shareholder.

          YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING OR ANY ADJOURNMENT THEREOF. THE PROMPT
RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE APPRECIATED.

                                        By  Order  of  the  Board of Directors


                                        Thierry  E.  Zerbib,  Secretary
Phoenix,  Arizona
June  15,  1998

                                TELESOFT CORP.
                             _____________________

                                PROXY STATEMENT
                             _____________________

                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 20, 1998
                             _____________________

     This Proxy Statement and the accompanying form of proxy is furnished to shareholders of Telesoft Corp., an Arizona corporation ("Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use in voting at the Annual Meeting of Shareholders to be held at the Company's executive offices, 3443 North Central avenue, Suite 1800, Phoenix, Arizona 85012, on Monday, July 20, 1998, at 9:00 a.m., Mountain
Standard Time, and at any and all adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy. Unless otherwise specified in the form of proxy, shares represented by proxies will be voted "FOR" the election of the nominees below under Proposal I, "FOR" the approval of the Company's 1997 Performance Equity Plan ("1997 Plan") as described below under Proposal II, "FOR" the approval of the amendment to the Company's Certificate of Incorporation to authorize 2,500,000 shares of preferred stock and, in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment.

     The Company's executive offices are located at 3443 North Central Avenue, Suite 1800, Phoenix, Arizona 85012. On or about June 17, 1998, this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report to Shareholders for the fiscal year ended November 30, 1997, are to be mailed to each shareholder of record at the close of business on May 29, 1998.


VOTING  SECURITIES

     The Board of Directors has fixed the close of business on May 29, 1998 as the record date for the determination of shareholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of May 29, 1998, the Company had issued and outstanding 3,787,500 shares of Common Stock, the Company's only class of voting securities outstanding. Each shareholder of the Company will be entitled to one vote for each share of Common Stock registered in his or her name on the record date, except for the election of directors, in which case cumulative voting is permitted. The presence, in person or by proxy, of a majority of the votes entitled to be cast will constitute a quorum at the Annual Meeting. Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" ("broker non-votes") will be treated as shares present for purposes of determining the presence of a quorum on all matters unless authority to vote is completely withheld on the proxy. The election of directors requires a plurality of votes cast at the Annual Meeting with respect to the election of directors. "Plurality" means that the six nominees who receive the highest number of votes cast "FOR" will be elected as directors. Pursuant to the provisions of Arizona General Corporation Law, at each election for directors, shareholders are entitled to cumulate their votes by multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and casting the product for a single candidate or distributing the product among two or more candidates. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. The proposal to amend the Certificate of Incorporation to authorize shares of preferred stock requires the affirmative vote of a majority of all of the outstanding shares of the Company's Common Stock. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal. All other matters to be considered and acted upon by the shareholders at the Annual Meeting must be approved by a majority of the shares represented at the Annual Meeting and entitled to vote. On any such matter, abstentions will have the same effect as a vote against the proposal. In contrast, broker non-votes will not be counted in determining the number of votes required for a majority and will therefore have no effect on the outcome.
        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of May 29, 1998, with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and nominee, (iii) each executive officer whose compensation exceeded $100,000 in the fiscal year ended November 30, 1997, and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act") based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission ("Commission"). Except as indicated below, the shareholders listed possess sole voting and investment power with respect to their shares.

                          Amount and Nature of     Percent
                        Beneficial Ownership(2)     of Class
                        --------------------        --------
                    Name and Address of Beneficial Owner(1)
                    ------------------------------------

Thierry E. Zerbib  . . . . . . . . .    627,750(3)  16.4%
Brian H. Loeb. . . . . . . . . . . .    627,750(4)  16.4%
Michael F. Zerbib                       624,500(5)  16.3%
Joseph W. Zerbib                        345,250(6)   9.0%
Nicholas Zerbib                           293,750    7.8%
Cecile Silverman                          3,000(7)     *
Kalvan Swanky                             3,000(7)     *
All executive officers and directors  2,525,000(8)  63.2%
  as a group (six persons).


______________________________

 *          Less  than  1%.

(1)      The address of each of the persons listed is c/o Telesoft Corp., 3443
North  Central  Avenue,  Suite  1800,  Phoenix,    Arizona  85012.

(2) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days from May 29, 1998 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of May 29, 1998, have been exercised.

(3) Includes 50,250 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 37,750 shares of Common Stock underlying options, 4,000 of which vest in each of April 1999 and 2000, 7,750 of which vest in each of October 1998, 1999 and 2000 and 6,500 of which vest in October 2001.

(4) Represents 577,500 shares of Common Stock which are owned jointly by Mr. Loeb and his spouse and 50,250 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 37,750 shares of Common Stock underlying options, 4,000 of which vest in each of April 1999 and 2000, 7,750 of which vest in each of October 1998, 1999 and 2000 and 6,500 of which vest in October 2001.

(5) Includes 52,000 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 43,000 shares of Common Stock underlying options, 4,000 of which vest in each of April 1999 and 2000, 9,500 of which vest in each of October 1998, 1999 and 2000 and 6,500 of which vest in October 2001.

(6) Includes 51,500 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 41,500 shares of Common Stock underlying options, 4,000 of which vest in each of April 1999 and 2000, 9,000 of which vest in each of October 1998, 1999 and 2000 and 6,500 of which vest in October 2001.

(7) Includes 2,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(8) Includes those shares of Common Stock deemed to be included in the respective beneficial ownership of Messrs. Thierry E. Zerbib, Brian H. Loeb, Michael F. Zerbib, Joseph W. Zerbib, Kalvan Swanky and Ms. Cecile Silverman as described in notes 3, 4, 5, 6 and 7 above.




PROPOSAL  I:    ELECTION  OF  DIRECTORS

     The Board of Directors consists of the following six members: Joseph W. Zerbib, Thierry E. Zerbib, Brian H. Loeb, Michael F. Zerbib, Cecile Silverman and Kalvan Swanky. The term of the directors will expire on the date of this year's Annual Meeting. Each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

     Six persons will be elected at the Annual Meeting to serve as directors for a term of one year and until their successors have been duly elected and qualified. The Board of Directors has nominated Joseph W. Zerbib, Thierry E. Zerbib, Brian H. Loeb, Michael F. Zerbib, Cecile Silverman and Kalvan Swanky as the candidates for election. Pursuant to the provisions of Arizona General Corporation Law, at each election for directors, shareholders are entitled to cumulate their votes by multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and casting the product for a single candidate or distributing the product among two or more candidates. In case any of the nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

INFORMATION  ABOUT  THE  NOMINEES


NAME                     AGE  POSITION
----                     ---  --------


Joseph W. Zerbib. . . .  62  President, Principal Executive Officer and Director
Thierry E. Zerbib . . .  36  Vice President-Technologies, Secretary and Director
Brian H. Loeb . . . . .  36  Vice President-Marketing, Sales and Operations and Director
Michael F. Zerbib(1)(2)  31  Chief Financial Officer, Treasurer and Director
Cecile Silverman(1)(2).  73  Director
Kalvan Swanky . . . . .  34  Director


______________________________________

(1)          Member  of  Audit    Committee.
(2)          Member  of  Compensation  Committee.


     Joseph W. Zerbib has been President, Principal Executive Officer and a director of the Company since 1982.

     Thierry E. Zerbib has been Vice President-Technologies, Secretary and a director of the Company since 1982. He holds dual degrees in computer science and math from Tel Aviv University, Israel.

     Brian H. Loeb has been Vice President-Marketing, Sales and Operations since 1982 and a director of the Company since 1992.

     Michael F. Zerbib has been Chief Financial Officer, Treasurer and a director of the Company since 1990. He holds a Bachelor of Science degree in finance and a Master's degree in taxation and financial accounting from Arizona State University. Mr. Zerbib also holds a certification from the
Arizona  State  Board  of  Accountancy.

     Cecile Silverman has been a director of the Company since June 1995. Ms. Silverman is a certified public accountant and has been self employed since 1989. From 1975 to 1989, she was a partner at the firm of Schwartz, Cohen &
Co.    Ms.  Silverman  specializes  in  tax  planning  for  corporations  and individuals, as well as representing clients before various governmental agencies. She graduated from Syracuse University with a degree in public accounting.

     Kalvan Swanky has been a director of the Company since June 1995. Since 1986, he has been employed by Storage Technology Corporation ("STC"), which develops, manufactures and distributes computer memory devices. Mr. Swanky has held a number of positions with STC, most recently as Direct Sales Manager for Arizona and Nevada. He received a Bachelor of Science degree from the University of Colorado.

     Joseph W. Zerbib is the father of Thierry E. Zerbib and Michael F. Zerbib and the father-in-law of Brian H. Loeb. Accordingly, Thierry E. Zerbib and Michael F. Zerbib are brothers and Brian H. Loeb is the brother-in-law of Thierry E. Zerbib and Michael F. Zerbib.

BOARD  MEETINGS,  COMMITTEES  AND  COMPENSATION

     During  the  fiscal  year ended November 30, 1997, the Board of Directors
held  four  meetings.    All  directors  attended  these  meetings.

     Audit Committee. The Board of Directors currently maintains an Audit Committee, which currently is composed of Cecile Silverman and Kalvan Swanky. The responsibilities of the Audit Committee include, in addition to such other duties as the Board of Directors may specify, (i) receiving reports with respect to loss contingencies, the public disclosure or financial statement notation of which may be legally required, (ii) annually reviewing and examining those matters that relate to a financial and performance audit of the Company's stock option plans, (iii) recommending to the Board of Directors the selection, retention and termination of the Company's independent accountants, (iv) reviewing the professional services, proposed fees and independence of such accountants, and (v) providing for the periodic review and examination of management performance in selected aspects of corporate responsibility. The Audit Committee held one meeting during the fiscal year ended November 30, 1997.

     Compensation Committee. The Board of Directors currently maintains a Compensation Committee, which currently is composed of Cecile Silverman and Kalvan Swanky. The responsibilities of the Compensation Committee include, in addition to such other duties as the Board of Directors may specify, (i) reviewing and recommending to the Board of Directors the salaries, compensation and benefits of the Company's executive officers and key employees, (ii) reviewing any related party transactions on an ongoing basis for potential conflicts of interest, and (iii) administering the Company's stock plans. The Compensation Committee held two meetings during the fiscal year ended November 30, 1997.

     The members of the Board of Directors do not receive any cash compensation for serving as directors. However, the Company may reimburse the independent directors for their reasonable out-of-pocket expenses in connection with their attendance at meetings. In April 1996, the Company granted immediately exercisable options to purchase 1,000 shares of Common Stock to each of Ms. Silverman and Mr. Swanky. The options are exercisable at a price of $4.75 per share through April 2001 and were not granted pursuant to any stock option plan. In October 1997, the Company granted each of Ms. Silverman and Mr. Swanky immediately exercisable options to purchase 1,000 shares of Common Stock at a price of $2-15/16 per share through October 2002. These options also were not granted pursuant to any stock option plan.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Section 16(a) of the Exchange Act, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it and representations that no other reports were required, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended November 30, 1997.

EXECUTIVE  COMPENSATION

     The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Principal Executive Officer and each of the other most highly paid executive officers whose compensation exceeded $100,000 for the last three fiscal years.



                                    SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION            LONG TERM COMPENSATION (1)
                                                  ------------------------------  ----------------------------------
                                                                                     AWARDS            PAYOUTS
                                                                                  ----------------- ----------------
                                                                         OTHER    RESTRI SECURITIES          ALL
                                                                         ANNUAL   -CTED  UNDERLYING          OTHER
         NAME AND                                                        COMPEN-  STOCK  OPTIONS/   LTIP     COMPEN-
    PRINCIPAL POSITION                            YEAR  SALARY    BONUS  SATION   AWARDS SARS       PAYOUTS  SATION


                                                  1997  $144,000  -0-    -0-      -0-    26,000     -0-      -0-
                                                  1996  $108,000  -0-    -0-      -0-    26,000     -0-      -0-
Joseph W. Zerbib . . . . . . . . . . . . . . . .  1995  $120,000  -0-    -0-      -0-    41,000     -0-      -0-
President and Principal Executive Officer

Thierry E. Zerbib. . . . . . . . . . . . . . . .  1997  $144,000  -0-    -0-      -0-    26,000     -0-      -0-
Vice President - Technologies and Secretary. . .  1996  $126,000  -0-    -0-      -0-    21,000     -0-      -0-
                                                  1995  $120,000  -0-    -0-      -0-    41,000     -0-      -0-

Michael F. Zerbib. . . . . . . . . . . . . . . .  1997  $104,000  -0-    -0-      -0-    26,000     -0-      -0-
Chief Financial Officer and Treasurer. . . . . .  1996  $100,000  -0-    -0-      -0-    28,000     -0-      -0-
                                                  1995  $120,000  -0-    -0-      -0-    41,000     -0-      -0-

Brian H. Loeb. . . . . . . . . . . . . . . . . .  1997  $144,000  -0-    -0-      -0-    26,000     -0-      -0-
Vice President - Marketing, Sales and Operations  1996  $126,000  -0-    -0-      -0-    21,000     -0-      -0-
                                                  1995  $120,000  -0-    -0-      -0-    41,000     -0-      -0-
                                                  ----  --------  ---  ---  ---  ------  ---  ---


(1)       See "Security Ownership of Certain Beneficial Owners and Management," "Option Grants in
Fiscal  1997"  and  "Stock  Option  and  Restricted Stock Plans" below for additional information relating  to  options  which  were  granted  to  these  executive  officers.



     The executive officers of the company named above routinely receive other benefits from the Company, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amount of such benefits during the year ended November 30, 1997 did not exceed the lessor of 50,000 or 10% of the compensation set forth above as to any named individual.

OPTION  GRANTS  IN  FISCAL  1997

     The following table summarizes the number of shares and the terms of stock options granted to the Company's Principal Executive Officer and each of the other most highly paid executive officers whose compensation exceeded $100,000 in the fiscal year ended November 30, 1997. In each case, the exercise price exceeded the fair market value of the Common Stock on the date of grant.



                 OPTION/SHARE GRANTS DURING FISCAL YEAR ENDED NOVEMBER 30, 1997

                   NUMBER OF                                                                EXPIRATION
                   SHARES UNDERLYING   PERCENTAGE OF TOTAL   EXERCISE PRICE   MARKET PRICE  DATE
NAME. . . . . . .  OPTIONS             OPTIONS GRANTED TO
                   GRANTED(1)          EMPLOYEES IN FISCAL
                                       YEAR
Joseph W. Zerbib   26,000              11.13                 $         3.23   $     2.9375  10/23/02
Thierry E. Zerbib  26,000              11.13                 $         3.23   $     2.9375  10/23/02
Michael F. Zerbib  26,000              11.13                 $         3.23   $     2.9375  10/23/02
Briah H. Loeb      26,000              11.13                 $         3.23   $     2.9375  10/23/02
-----------------


(1)       Represents options to purchase shares of Common Stock granted pursuant to the terms of the  1997  Plan, 25% of which options become exercisable in each of October 1998, 1999, 2000 and
2001.



STOCK  OPTION  AND  RESTRICTED  STOCK  PLANS

     INCENTIVE  STOCK  OPTION  PLANS

     1995 and 1996 Incentive Stock Option Plans. The Board of Directors adopted the 1995 Incentive Stock Option Plan ("1995 ISO Plan") on February 1, 1995 and the 1996 Incentive Stock Option Plan ("1996 ISO Plan" and, together with the 1995 ISO Plan, the "Plans") on April 15, 1996. The Plans subsequently were approved by the shareholders. The terms and conditions of the Plans are substantively similar.

     There are 264,000 shares authorized for grant under the 1995 ISO Plan. As of November 30, 1997, options to purchase 264,000 shares of Common Stock were outstanding under the 1995 ISO Plan, which includes options to purchase
(i) 164,000 shares currently held by executive officers at an exercise price of $6.60 per share and (ii) 100,000 shares currently held by certain employees of the Company at an exercise price of $6.00 per share. The exercise price of the options granted to the executive officers exceeded the fair market value of the Common Stock on the date of grant.

     There are 260,000 shares authorized for grant under the 1996 ISO Plan. As of November 30, 1997, options to purchase 237,400 shares of Common Stock were outstanding under the 1996 ISO Plan, which includes options to purchase
(i) 96,000 shares currently held by executive officers at exercise prices ranging from $3.30 to $5.23 per share and (ii) 141,400 shares currently held by certain employees of the Company at exercise prices ranging from $3.00 to $4.75 per share. The exercise price of the options granted to the executive officers exceeded the fair market value of the Common Stock on the date of grant.

     Each of the Plans authorizes the Company to grant to key employees both incentive options and non-qualified options. Incentive options are qualified options under the Internal Revenue Code. The objectives of the Plans are to provide incentives to key employees to achieve financial results aimed at increasing stockholder value and attracting talented individuals to the Company. Persons eligible to participate in the Plans will be those employees of the Company whose performance, in the judgment of the Compensation
Committee,  can  have  significant  effect  on  the  success  of  the Company.

     The Plans are administered by the Compensation Committee, which has the authority to interpret their provisions, to establish and amend rules for their administration, to determine the types and amounts of awards to be made pursuant to the Plans, subject to the Plans' limitations, and to approve recommendations made by management of the Company as to who should receive awards.

     Incentive stock options may be granted under the Plans for terms of up to ten years and at an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant, and 85% of the fair market value in the case of non-statutory options, except that incentive options granted to any person who owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock or of any parent or subsidiary corporation must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year shall not exceed $100,000. There is no aggregate dollar limitation on the amount of non-statutory stock options which may be exercisable for the first time by an employee during any calendar year. Payment of the exercise price is to be in cash, although the Compensation Committee may, in its discretion, allow payment in the form of shares of the Common Stock under certain circumstances. Any option granted under the Plans will expire at the time fixed by the Committee, which will not be more than ten years after the date it is granted. Any employee receiving a grant must remain continuously employed by the Company for a period of twelve months after the date of the grant, as a condition to the exercise of the option. The Compensation Committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. In addition, optionees who are directors or executive officers of the Company may not exercise any portion of an option within six months of the date of grant. Subject to the foregoing, the Compensation Committee may accelerate the exercisability of any option in its discretion.

     Options granted under the Plans are not assignable. Options may be exercised only while the optionee is employed by the Company or within twelve months after termination by reason of death, within twelve months after the date of disability, or within ten days after termination for any other reason.

     The Company may assist optionees in paying the exercise price of options granted under the Plans by either the extension of a loan by the Company for payment by the optionee of the exercise price in installments, or a guarantee by the Company of a loan obtained by the optionee from a third party. The terms of any loan, installment payments or guarantees, including the interest rate and terms of repayment and collateral requirements, if any, shall be determined by the Board of Directors in its sole discretion.

     1997 Performance Equity Plan. On October 2, 1997, the Board of Directors adopted the 1997 Plan, subject to shareholder approval at the Annual Meeting. On May 15, 1998, the Board of Directors amended the 1997 Plan. The terms of the 1997 Plan, as amended, are described under Proposal II and are set forth in full in Appendix A annexed hereto. The Board of Directors has authorized 1,000,000 shares for grant under the 1997 Plan. In October 1997, the Company granted options under the 1997 Plan to purchase an aggregate of 233,500 shares of Common Stock, 129,500 shares of which were granted to certain employees of the Company at an exercise price of $2.9375 per share and 104,000 shares of which were granted to the Company's executive officers at an exercise price of $3.23 per share. The exercise price of the options granted to the executive officers exceeded the fair market value of the Common Stock on the date of grant.

     RESTRICTED  STOCK  PLANS

     1995, 1996 and 1997 Restricted Stock Plans. The Board of Directors adopted the 1995 Restricted Stock Plan on February 1, 1995, the 1996 Restricted Stock Plan on April 15, 1996 and the 1997 Restricted Stock Plan on April 10, 1997. The 1995 Restricted Stock Plan was approved by the shareholders at a Special Meeting of Shareholders held on February 1, 1995. The 1996 Restricted Stock Plan was approved by the shareholders at the 1996 Annual Meeting held on August 7, 1996. The 1997 Restricted Stock Plan has not yet been approved by the shareholders. No shares have been granted under any of the Restricted Stock Plans. Accordingly, on May 15, 1998, in connection with the amendments to the 1997 Plan (which permits grants of restricted stock awards), the Board of Directors determined that it was in the best interests of the Company to terminate the 1995, 1996 and 1997 Restricted Stock Plans. Any restricted stock awards that the Company may wish to make in the future may be made pursuant to the 1997 Plan.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     The Company leases 13,500 square feet of office space from Joseph W. Zerbib, an officer, director and principal shareholder of the Company. The Company leased this office in fiscal 1996 and 1997 on a month-to-month basis for $6,978 per month. The Company vacated this space in January 1998, but will continue to pay rent until July 1998.

     The Board of Directors has adopted a policy that all future material transactions and loans between the Company and its executive officers, directors, employees and affiliates will be subject to the approval of the majority of independent and disinterested directors and that such transactions and loans, and any forgiveness of loans, will be on terms that are no less favorable to the Company than those that are generally available from unaffiliated third parties.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE SIX DIRECTOR NOMINEES.


     PROPOSAL  II:  APPROVAL  OF  THE  1997  PERFORMANCE  EQUITY  PLAN


     On October 2, 1997, the Board of Directors unanimously adopted the 1997 Plan, subject to shareholder approval at the Annual Meeting. On May 15, 1998, the Board of Directors amended the 1997 Plan. The 1997 Plan, as amended, provides for the grant of options to purchase up to 1,000,000 shares of Common Stock to be made to employees, officers, directors and consultants of the Company and its subsidiaries. The 1997 Plan is intended to assist the Company and its subsidiaries in attracting, retaining and motivating employees, officers, directors and consultants of particular merit. The Company has two stock other option plans, the 1995 ISO Plan and the 1996 ISO Plan. The 1995 ISO Plan has no shares available for grant and the 1996 ISO Plan has an aggregate of 22,600 shares of Common Stock available for grant. The Board of Directors does not believe that such remaining amount under the 1996 ISO Plan is sufficient to carry out its compensation policy designed to attract and retain employees, directors and consultants who may contribute to the Company's success. As of the date hereof, 233,500 options have been granted under the 1997 Plan, which options will be terminated if shareholder approval of the 1997 Plan is not obtained.

     Although the Company believes that all material provisions of the 1997 Plan have been set forth in this Proxy Statement, this summary does not discuss all the elements of the 1997 Plan and is qualified in its entirety by reference to the text of the 1997 Plan, a copy of which is attached to this proxy as Appendix A and is incorporated herein by reference.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 1997 PLAN.

SUMMARY  OF  THE  1997  PLAN

Administration

     The 1997 Plan is administered by the Board of Directors or by a committee ("Committee") appointed by the Board of Directors, whose members will serve at the pleasure of the Board of Directors. If no Committee is so designated, then the 1997 Plan will be administered by the Board of Directors. The Board of Directors or, if appointed, Committee, has full authority, subject to the provisions of the 1997 Plan, to award (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) other stock-based awards (collectively, "Awards").

     Subject to the provisions of the 1997 Plan, the Board of Directors or the Committee determines, among other things, the persons to whom from time to time Awards may be granted ("Holders"), the specific type of Awards to be granted (e.g., Stock Option, Restricted Stock, etc.), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Board of Directors or the Committee of any provisions of, and the determination of any questions arising under, the 1997 Plan or any rule or regulation established by the Board of Directors or the Committee pursuant to the 1997 Plan will be final, conclusive and binding on all persons interested in the 1997 Plan.

Shares  Subject  to  the  Plan;  General  Terms

     The 1997 Plan authorizes the granting of Awards which, upon exercise, would allow up to an aggregate of 1,000,000 shares of Common Stock to be acquired by the Holders of such Awards. In order to prevent the dilution or enlargement of the rights of Holders under the 1997 Plan, the number of shares of Common Stock authorized by the 1997 Plan is subject to adjustment by the Board of Directors in the event of any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, stock split, reverse stock split and certain other changes affecting all the shares of Common Stock of the Company, as a whole. If any Award granted under the 1997 Plan is forfeited or terminated, the shares of Common Stock that were available pursuant to such Award will again be available for distribution in connection with Awards subsequently granted under the 1997 Plan.

     Any equity security granted pursuant to the 1997 Plan must be held for six months from the date of grant or, in the case of an option, at least six months must elapse from the date of acquisition of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security.

Eligibility

     Subject to the provisions of the 1997 Plan, Awards may be granted to key employees, officers, directors, consultants and other persons who are deemed to have rendered or to be able to render significant services to the Company or its subsidiaries and are deemed to have contributed or to have the potential to contribute to the Company's success. Incentive Options (as hereinafter defined) may be awarded only to persons who, at the time of such awards, are employees of the Company or its subsidiaries.

Types  of  Awards

     Options. The 1997 Plan provides both for "incentive stock options" ("Incentive Options") as defined in Section 422 of the Code, and for options not qualifying as Incentive Options ("Non-qualified Options"), both of which may be granted with any other stock-based award under the 1997 Plan. The Board or the Committee will determine the exercise price per share of Common Stock purchasable under an Incentive or Non-qualified Option (collectively, "Options"). The exercise price of an Option may not be less than 100% of the fair market value on the last trading day before the date of the grant (or in the case of an Incentive Option granted to a person possessing at the time of grant more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value).

     The Board or the Committee determines when Options are to be granted and when they may be exercised. However, an Incentive Option may be granted only within a ten-year period commencing on October 2, 1997 and may be exercised only within ten years of the date of the grant (or within five years in the case of an Incentive Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary). Subject to any limitations or conditions of the 1997 Plan and that the Board or the Committee may impose, Options may be exercised, in whole or in part, during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price in cash, or at the Company's discretion, in securities of the Company, or any combination thereof. Options granted under the 1997 Plan are exercisable only by the Holder during his or her lifetime. The Options granted under the 1997 Plan may not be transferred other than by will or by the laws of descent and distribution.

     Generally, if the Holder received an option as an employee of the Company or a subsidiary, no Option, or any portion thereof, granted under the 1997 Plan may be exercised by the Holder unless he or she is employed by the Company or a subsidiary at the time of the exercise and has been so employed continuously from the time the Option was granted. However, in the event the Holder's employment with the Company is terminated due to disability, the Option will be fully vested and the Holder may still exercise his or her Option for a period of one year (or such other lesser period as the Board or the Committee may specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Option, whichever period if shorter. Similarly, should a Holder die while in the employment of the Company or a subsidiary, the Option will be fully vested on the date of death and his or her legal representative or legatee under his or her will may exercise the decedent Holder's Option for a period of one year from death (or such other greater or lesser period as the Board or the Committee specifies at the time of grant) or until the expiration of the stated term of the Option, whichever is shorter. Further, if the Holder's employment is terminated without cause or due to normal retirement (upon attaining the age of 65), then the portion of any Option that has vested by the date of such retirement or termination may be exercised for the lesser of three months after retirement or the balance of the Option's term.

     Stock Appreciation Rights. The Board or the Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") in conjunction with all or part of any Option granted under the 1997 Plan or may grant SARs on a free-standing basis. In conjunction with Non-qualified Options, SARs may be granted either at or after the time of the grant of such Non-qualified Options. In conjunction with Incentive Options, SARs may be granted only at the time of the grant of such Incentive Options. An SAR entitles the Holder thereof to receive an amount (payable in cash and/or shares of Common Stock of the Company, as determined by the Board or the Committee) equal to the excess fair market value of one share of Common Stock of the Company over the SAR price or the exercise price of the related Option, multiplied by the number of shares subject to the SAR.

     Restricted Stock Awards. The Board or the Committee may award shares of restricted stock ("Restricted Stock") either alone or in addition to other Awards granted under the 1997 Plan. The Board or the Committee shall determine  the  restricted  period  during  which  the  shares of stock may be forfeited if, for example, the Holder's employment with the Company is terminated. In order to enforce the forfeiture provisions, the 1997 Plan requires that all shares of Restricted Stock awarded to the Holder remain in the physical custody of the Company until the restrictions on such shares have terminated.

     Deferred Stock. The Board or the Committee may award shares of deferred stock ("Deferred Stock") either alone or in addition to other Awards granted under the 1997 Plan. The Board or the Committee shall determine the deferral period during which time the receipt of the stock is deferred. The Award may specify, for example, that the Holder must remain employed by the Company during the entire deferral period in order to be issued the stock.

     Stock Reload Options. A Stock Reload Option permits a Holder who exercises an Option by delivering already owned stock (i.e., the stock-for-stock method) to receive back from the Company a new Option (at the current market price) for the same number of shares delivered to exercise the Option, which new Option may not be exercised until one year after it was granted and expires on the date the original Option would have expired (had it not been previously exercised). The Board or the Committee may grant Stock Reload Options in conjunction with any Option granted under the 1997 Plan. In conjunction with Incentive Options, Stock Reload Options may be granted only at the time of the grant of such Incentive Option. In conjunction with Non-qualified Options, Stock Reload Options may be granted either at or after the time of the grant of such Non-qualified Options.

     Other Stock-Based Awards. The Board or the Committee may grant performance shares and shares of stock valued with reference to the performance of the Company, either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. Subject to the terms of the 1997 Plan, the Board or the Committee has complete discretion to determine the terms and conditions applicable to any such stock-based awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

Withholding  Taxes

     Upon the exercise of any Award granted under the 1997 Plan, the Holder may be required to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of Common Stock of the Company. Subject to certain stringent limitations under the 1997 Plan and at the discretion of the Board, the Holder may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon the exercise of the Award having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

Acceleration  in  Vesting

     If any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other Awards granted and outstanding under the 1997 Plan shall be accelerated and all such Options and Awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Options and awards on the terms set forth in the 1997 Plan and the respective agreements respecting such Options and Awards.

Agreements

     Options, Restricted Stock, Deferred Stock, and SARs and other stock-based awards granted under the 1997 Plan will be evidenced by agreements consistent with the 1997 Plan in such form as the Board or the Committee may prescribe. Neither the 1997 Plan nor agreements thereunder confer any right to continued employment upon any Holder.

Term  and  Termination  of  the  1997  Plan

     The 1997 Plan was effective as of October 2, 1997 ("Effective Date"), subject to the approval of the 1997 Plan by the shareholders of the Company within one year after the Effective Date. Any Awards granted under the 1997 Plan prior to such approval shall be effective when made, but shall be conditioned upon, and subject to, the approval of the 1997 Plan by the shareholders of the Company. If the 1997 Plan is not so approved, all Awards granted thereunder shall be of no effect and any Common Stock of the Company received by a Holder shall be deemed forfeited and returned to the Company by the Holder. Unless terminated by the Board, the 1997 Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the 1997 Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Options may only be made during the ten-year period following the Effective Date.

Amendments  to  the  Plan

     The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the 1997 Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder of any Award theretofore granted, without his or her consent.

Federal  Income  Tax  Consequences

     The following discussion of the federal income tax consequences of participation in the 1997 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not purport to give specific details on every variable and does not cover, among other things, state, local and foreign tax treatment of participation in the 1997 Plan. The information is based on present law and regulations, which are subject to being changed prospectively or retroactively.

     Incentive Options. The Holder will recognize no taxable income and the Company will not qualify for any deduction upon the grant or exercise of an Incentive Option. Upon a disposition of the shares underlying the Option after the later of two years from the date of grant or one year after the issuance of the shares to the Holder, the Holder will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment in computing the alternative minimum tax for a Holder's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Holder. If the Common Stock of the Company acquired upon the exercise of an Incentive Option are disposed of before expiration of the necessary holding period of two years from the date of the grant of the Option and one year after the exercise of the Option, (i) the Holder will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The Holder will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the Holder held the shares, and the Company will not qualify for a deduction with respect to such excess. In the case of a disposition of shares in the same taxable year as the exercise of the Option, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

     Non-qualified Options. With respect to Non-qualified Options (i) upon grant of the Option, the Holder will recognize no income; (ii) upon exercise of the Option (if the Common Stock of the Company is not subject to a substantial risk of forfeiture), the Holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Holder. On a disposition of the shares, the Holder will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the Holder held the shares.

     If the shares acquired upon exercise of a Non-qualified Option are subject to a substantial risk of forfeiture, the Holder will recognize income at the time when the substantial risk of forfeiture is removed and the Company will qualify for a corresponding deduction at such time.

     Stock  Appreciation  Rights.    Upon  the  grant  of  a  SAR,  the Holder
recognizes no taxable income and the Company receives no deduction. The Holder recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of Common Stock payable upon such exercise.

     Restricted Stock. A Holder who receives Restricted Stock will recognize no income on the grant of the Restricted Stock and the Company will not qualify for any deduction. At the time the Restricted Stock is no longer subject to a substantial risk of forfeiture, a Holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the restriction lapses over the consideration paid for the Restricted Stock. A Holder's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under
Section 16 (b) of the Exchange Act. The holding period to determine whether the Holder has long-term or short-term capital gain or loss begins when the Restriction Period expires, and the tax basis for the shares will generally be the fair market value of the shares on such date.

     A Holder may elect, under Section 83(b) of the Code, within 30 days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of the shares of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock. If a Holder makes such election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. Such forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. Such loss will be a capital loss if the shares are capital assets. If a Holder makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares (determined without regard to the restrictions) on the date of transfer.

     On a disposition of the shares, a Holder will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

     Whether or not the Holder makes an election under Section 83(b), the Company generally will qualify for a deduction (subject to the reasonableness of compensation limitation) equal to the amount that is taxable as ordinary income to the Holder, in its taxable year in which such income is included in the Holder's gross income. The income recognized by the Holder will be subject to applicable withholding tax requirements.

     Dividends paid on Restricted Stock which is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the Holder and will be deductible by the Company subject to the reasonableness limitation. If, however, the Holder makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the Holder, but will not be deductible by the Company.

     Deferred Stock. A Holder who receives an award of Deferred Stock will recognize no income on the grant of such award. However, he or she will recognize ordinary compensation income on the transfer of the Deferred Stock (or the later lapse of a substantial risk of forfeiture to which the Deferred Stock is subject, if the Holder does not make a Section 83(b) election), in accordance with the same rules as discussed above under the caption "Restricted Stock."

     Other  Stock-Based  Awards.    The  federal income tax treatment of Other
Stock-Based Awards will depend on the nature of any such award and the restrictions applicable to such award.


  PROPOSAL III:  TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
            TO AUTHORIZE UP TO 2,500,000 SHARES OF PREFERRED STOCK

     The Board of Directors has unanimously adopted and submitted to the shareholders for approval an amendment to the Certificate of Incorporation ("Preferred Stock Amendment") to authorize the issuance by the Company of up to 2,500,000 shares of preferred stock, no par value per share ("Preferred Stock"). The Preferred Stock will have such designations, preferences, and dividend, conversion, cumulative, relative, participating, optional and other rights, including voting rights, qualifications, limitations and restrictions as are determined by the Board of Directors. Thus, if the Preferred Stock Amendment is approved by the shareholders, the Board of Directors would be entitled to authorize the creation and issuance of up to 2,500,000 shares of Preferred Stock in one or more series with such rights, limitations and restrictions as may be determined in the Board's sole discretion, without the expense and delay of a special shareholders' meeting, except as may be required by applicable law or stock market or exchange requirements. Many other public companies have authorized a class of preferred stock with similar features.
     The Board of Directors believes that the authorization of the Preferred Stock is in the best interests of the Company and its shareholders. Although it has no present plans or commitments to issue any shares of Preferred Stock, the Company believes that the availability of such a security may prove useful in connection with financing the capital needs of the corporation, employee incentive or compensation plans, or other purposes. The flexibility vested in the Board of Directors would, in particular, allow the Company to consider and, if in the best interests of the shareholders, take advantage of acquisition opportunities. The authorization will enable the Company to act promptly if appropriate circumstances arise which require the issuance of such shares.


     The authorization of the shares of Preferred Stock will not, by itself, have any effect on the rights of the holders of shares of Common Stock. Nonetheless, the issuance of one or more series of Preferred Stock could, depending  upon  the  Board  of  Directors'  determination  of  the rights and preferences of the series of Preferred Stock: (i) restrict the payment of dividends to holders of Common Stock; (ii) dilute voting power of the holders of Common Stock to the extent that the holders of Preferred Stock are given voting rights; (iii) dilute the equity interests and voting power of the holders of Common Stock if the Preferred Stock is convertible into Common Stock; and (iv) restrict the distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock. The Board of Directors is required by Arizona law to make any determination to issue shares of Preferred Stock based upon its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no
present  intention  of  doing  so,  it  could  issue shares of Preferred Stock
(within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the meeting is required for approval of the adoption of the Preferred Stock Amendment.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PREFERRED STOCK AMENDMENT.


                            INDEPENDENT ACCOUNTANTS

          The Board of Directors has selected the independent accounting firm of BDO Seidman LLP as the auditors of the Company for the fiscal year ending November 30, 1998. A representative of BDO Seidman LLP, the auditors of the Company for the fiscal year ended November 30, 1997, is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

                          1999 SHAREHOLDER PROPOSALS

          In order for shareholder proposals for the 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Phoenix, Arizona not later than February 28, 1999.


                            SOLICITATION OF PROXIES

          The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telephone using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                                 OTHER MATTERS

          The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.



                                        Thierry  E.  Zerbib,  Secretary

Phoenix,  Arizona
June 15, 1998

                                                                    APPENDIX A

                             APPROVED BY BOARD OF DIRECTORS ON OCTOBER 2, 1997
                                                       AMENDED ON MAY 15, 1998


                                TELESOFT CORP.

                         1997 PERFORMANCE EQUITY PLAN


SECTION  1.            PURPOSE;  DEFINITIONS.

1.1. Purpose. The purpose of the Telesoft Corp. ("Company") 1997 Performance Equity Plan ("Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2.               Definitions.  For purposes of the Plan, the following terms
                   -----------
shall  be  defined  as  set  forth  below:

(a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

(b)                    "Board"  means  the  Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

(d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

(e) "Common Stock" means the Common Stock of the Company, no par value per share.

(f) "Company" means Telesoft Corp., a corporation organized under the laws of the State of Arizona.

(g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9, below, at the end of a specified deferral period.

(h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

(i)          "Effective Date" means the date set forth in Section 13.1, below.

(j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be;
(ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and
(iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k)          "Holder" means a person who has received an award under the Plan.


(l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.


(m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.\

(n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

(o) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part by reference to, or is otherwise based upon,  Stock.

(p) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

(q) "Plan" means the Telesoft Corp. 1997 Performance Equity Plan, as hereinafter amended from time to time.

(r) "Restricted Stock" means Stock, received under an award made pursuant to Section 8, below, that is subject to restrictions under said
Section  8.

(s) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

(t) "Stock" means the Common Stock of the Company, no par value per share.

(u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

(v) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

(w) "Stock Reload Option" means any option granted under Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

(x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

SECTION  2.          ADMINISTRATION.

2.1.              Committee Membership.  The Plan shall be administered by the
                  --------------------
Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible, shall be "non-employee" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

2.2.          Powers of Committee.  The Committee shall have full authority to
              -------------------
     award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority
(subject  to  the  express  provisions  of  this  Plan):

(a) to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.


(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price or other consideration, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise  or  forfeiture  provisions,  as the Committee shall determine);


(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;


(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;


(e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;


(f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and


(g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

2.3.                    Interpretation  of  Plan.

(a)          Committee Authority.  Subject to Section 12, below, the Committee
             -------------------
     shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.


(b)             Incentive Stock Options.  Anything in the Plan to the contrary
                -----------------------
notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

SECTION    3.          STOCK  SUBJECT  TO  PLAN.

3.1.             Number of Shares.  The total number of shares of Common Stock
                 ----------------
reserved and available for distribution under the Plan shall be 1,000,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.


3.2.          Adjustment Upon Changes in Capitalization, Etc.  In the event of
              -----------------------------------------------
     any change in the shares of Common Stock of the Company as a whole occurring as the result of a stock split, reverse stock split, stock dividend payable on shares of Common Stock, combination or exchange of shares, or other extraordinary or unusual event occurring after the grant of an Award, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any Award or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

SECTION  4.          ELIGIBILITY.

          Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

SECTION  5.          REQUIRED  SIX-MONTH  HOLDING  PERIOD.

          A period of not less than six months must elapse from the date of grant of an award under the Plan, (i) before any disposition by a Holder of a derivative security (as defined in Rule 16a-1 promulgated under the Exchange
Act) issued under this Plan or (ii) before any disposition by a Holder of any Stock purchased or granted pursuant to an award under this Plan.

SECTION  6.          STOCK  OPTIONS.

6.1.          Grant and Exercise.  Stock Options granted under the Plan may be
              ------------------
     of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

6.2.               Terms and Conditions.  Stock Options granted under the Plan
                   --------------------
shall  be  subject  to  the  following  terms  and  conditions:

(a)                    Exercise  Price.  The exercise price per share of Stock
                       ---------------
purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value of the Stock.


(b)            Option Term.  Subject to the limitations in Section 6.1, above,
               -----------
the  term  of  each  Stock  Option  shall  be  fixed  by  the  Committee.


(c)           Exercisability.  Stock Options shall be exercisable at such time
              --------------
or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.


(d)             Method of Exercise.  Subject to whatever installment, exercise
                ------------------
and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the
     number  of  shares  of  Stock  to  be  purchased.    Such notice shall be
accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

(e)          Transferability.  Except as may be set forth in the Agreement, no
             ---------------
     Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

(f)           Termination by Reason of Death.  If a Holder's employment by the
              ------------------------------
Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)          Termination by Reason of Disability.  If a Holder's employment by
             -----------------------------------
     the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)             Other Termination.  Subject to the provisions of Section 14.3,
                -----------------
below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a
     Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

(i)           Additional Incentive Stock Option Limitation.  In the case of an
              --------------------------------------------
Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j)          Buyout and Settlement Provisions.  The Committee may at any time,
             --------------------------------
     in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(k)             Stock Option Agreement.  Each grant of a Stock Option shall be
                ----------------------
confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

6.3.          Stock Reload Option.  The Committee may also grant to the Holder
              -------------------
     (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

SECTION  7.          STOCK  APPRECIATION  RIGHTS.

7.1.           Grant and Exercise.  The Committee may grant Stock Appreciation
               ------------------
Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.


7.2.                 Terms and Conditions.  Stock Appreciation Rights shall be
                     --------------------
subject  to  the  following  terms  and  conditions:

(a)            Exercisability.  Stock Appreciation Rights shall be exercisable
               --------------
as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b)               Termination.  A Stock Appreciation Right shall terminate and
                  -----------
shall no longer be exercisable upon the termination or exercise of the related
     Stock  Option.

(c)                    Method of Exercise.  Stock Appreciation Rights shall be
                       ------------------
exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR
     Value  divided  by  the  exercise  price  of  the  Option.

(d)           Shares Affected Upon Plan.  The granting of a Stock Appreciation
              -------------------------
Right shall not affect the number of shares of Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

SECTION  8.          RESTRICTED  STOCK.

8.1.            Grant.  Shares of Restricted Stock may be awarded either alone
                -----
or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.


8.2.               Terms and Conditions.  Each Restricted Stock award shall be
                   --------------------
subject  to  the  following  terms  and  conditions:

(a)          Certificates.  Restricted Stock, when issued, will be represented
             ------------
     by  a  stock  certificate  or  certificates registered in the name of the
Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.
(b)            Rights of Holder.  Restricted Stock shall constitute issued and
               ----------------
outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that
(i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.


(c)               Vesting; Forfeiture.  Upon the expiration of the Restriction
                  -------------------
Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to
Section 11, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

SECTION  9.          DEFERRED  STOCK.

9.1.           Grant.  Shares of Deferred Stock may be awarded either alone or
               -----
in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred,  and  all  the  other  terms  and  conditions  of  the  awards.
9.2.                 Terms and Conditions.  Each Deferred Stock award shall be
                     --------------------
subject  to  the  following  terms  and  conditions:

(a)            Certificates.  At the expiration of the Deferral Period (or the
               ------------
Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.


(b)              Rights of Holder. A person entitled to receive Deferred Stock
                 ----------------
shall not have any rights of a Shareholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

(c)           Vesting; Forfeiture.  Upon the expiration of the Deferral Period
              -------------------
with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d)              Additional Deferral Period.  A Holder may request to, and the
                 --------------------------
Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).
SECTION  10.          OTHER  STOCK-BASED  AWARDS.

10.1.          Grant  and  Exercise.  Other Stock-Based Awards may be awarded,
-----          --------------------
subject  to  limitations under applicable law, that are denominated or payable
-----
in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.


10.2.          Eligibility  for Other Stock-Based Awards.  The Committee shall
-----          -----------------------------------------
determine  the  eligible persons to whom and the time or times at which grants
-----
of such other stock-based awards shall be made, the number of shares of Common
     Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.


10.3.     Terms and Conditions.  Each Other Stock-Based Award shall be subject
-----     --------------------
     to such terms and conditions as may be determined by the Committee and to
Section  11,  below.

SECTION  11.          ACCELERATED  VESTING  AND  EXERCISABILITY.

     If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other Awards granted and outstanding under the Plan shall be accelerated and all such Options and Awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and Awards.

SECTION  12.          AMENDMENT  AND  TERMINATION.

     The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

SECTION  13.          TERM  OF  PLAN.

13.1.       Effective Date.  The Plan shall be effective as of October 2, 1997
-----       --------------
("Effective Date"), subject to the approval of the Plan by the Company's shareholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's shareholders and no awards shall vest or otherwise become free of restrictions prior  to  such  approval.


13.2.       Termination Date.  Unless terminated by the Board, this Plan shall
-----       ----------------
continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

SECTION  14.            GENERAL  PROVISIONS.

14.1.          Written Agreements.  Each award granted under the Plan shall be
-----          ------------------
confirmed  by,  and shall be subject to the terms of the Agreement executed by
----
the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the
     Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.


14.2.          Unfunded Status of Plan.  The Plan is intended to constitute an
-----          -----------------------
"unfunded"  plan  for incentive and deferred compensation. With respect to any
----
payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor  of  the  Company.


14.3.          Employees.
-----          ---------

(a)                  Engaging in Competition With the Company.  In the event a
                     ----------------------------------------
Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within eighteen months after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.


(b)                  Termination for Cause.  The Committee may, in the event a
                     ---------------------
Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.


(c)           No Right of Employment.  Nothing contained in the Plan or in any
              ----------------------
award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.


14.4.       Investment Representations.  The Committee may require each person
-----       --------------------------
acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.


14.5.        Additional Incentive Arrangements.  Nothing contained in the Plan
-----        ---------------------------------
shall  prevent  the  Board  from  adopting  such other or additional incentive
--
arrangements  as  it  may  deem  desirable, including, but not limited to, the
--
granting  of  Stock  Options and the awarding of stock and cash otherwise than
--
under  the  Plan;  and such arrangements may be either generally applicable or
--
applicable  only  in  specific  cases.
--
14.6.        Withholding Taxes.  Not later than the date as of which an amount
-----        -----------------
must  first  be  included in the gross income of the Holder for Federal income
--
tax  purposes  with  respect  to any option or other award under the Plan, the
--
Holder  shall  pay  to  the  Company, or make arrangements satisfactory to the
--
Committee  regarding the payment of, any Federal, state and local taxes of any
--
kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.


14.7.          Governing  Law.  The Plan and all awards made and actions taken
-----          --------------
thereunder  shall  be governed by and construed in accordance with the laws of
-----
the  State  of  New  York  (without  regard  to  choice  of  law  provisions).


14.8.      Other Benefit Plans.  Any award granted under the Plan shall not be
-----      -------------------
deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).


14.9.      Non-Transferability.  Except as otherwise expressly provided in the
-----      -------------------
Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.


14.10.        Applicable Laws.  The obligations of the Company with respect to
------        ---------------
all  Stock  Options  and  awards  under  the  Plan shall be subject to (i) all
--
applicable  laws, rules and regulations and such approvals by any governmental
--
agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.


14.11.         Conflicts.  If any of the terms or provisions of the Plan or an
------         ---------
Agreement  (with  respect  to  Incentive  Stock  Options)  conflict  with  the
---
requirements  of  Section 422 of the Code, then such terms or provisions shall
---
be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provision of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.


14.12.      Non-Registered Stock.  The shares of Stock to be distributed under
------      --------------------
this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                               TELESOFT CORP. - PROXY
                        SOLICITED BY THE BOARD OF DIRECTORS
                   FOR ANNUAL MEETING TO BE HELD ON JULY 20, 1998

       The undersigned shareholder(s) of TELESOFT CORP., an Arizona corporation ("Company"), hereby appoints Joseph W. Zerbib and Michael F. Zerbib, and each of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 20, 1998 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals:

                      1.  Election of the following Directors:

                        Joseph W. Zerbib    Michael F. Zerbib
                       Thierry E. Zerbib    Cecile Silverman
                           Brian H. Loeb    Kalvan Swanky

                        FOR all nominees listed above except
                          as marked to the contrary below

               CUMULATIVE VOTES for one or more nominees as follows:

                  Joseph W. Zerbib_____      Michael F. Zerbib_____
                 Thierry E. Zerbib_____      Cecile Silverman  _____
                 Brian H. Loeb     _____      Kalvan Swanky    _____

                             WITHHOLD AUTHORITY to vote
                           for all nominees listed above

     INSTRUCTIONS:   To withhold authority to vote for any individual nominee,
write  that  nominee's  name
      in  the  space  below.
               _____________________________________________________

       2.    Approval  of  the  Company's  1997  Performance  Equity  Plan:

      FOR                  AGAINST                  ABSTAIN

      3. Authorization of an amendment to the Company's Certificate of Incorporation to authorize
        2,500,000  shares  of  Preferred  Stock:

      FOR                  AGAINST                  ABSTAIN

       4. In their discretion, the proxies are authorized to vote upon such other business as may come before  the  meeting  or  any  adjournment  thereof.

                                       Dated____________________________, 1998

                                        ______________________________________
                                                                     Signature
                                        ______________________________________
                                                     Signature if held jointly

     Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



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